EXHIBIT 99.2


                          AMENDMENT TO MASTER AGREEMENT

                            Dated as of July 26, 2002


                     Reference is made to that certain Master Agreement dated as of March 27, 2002 (the "Agreement") between AAI Corporation ("AAI") and ALSTOM Transportation Inc. ("ALSTOM"). Terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

                     1. Section 1.1 of the Agreement is hereby amended to add the following definition:

                     "Base PFR" shall mean the Project Fiscal Report of AAI dated as of May 26, 2002 attached hereto as Exhibit D."

                     2. Section 2.5 of the Agreement is hereby amended in its entirety as follows:

                     "2.5 Adjustment to the Purchase Price. The Purchase Price shall be subject to adjustment at the Closing as specified in this Section 2.5:

                     (i) the Purchase Price shall be decreased by the amount of any cash received by AAI after the date of the Base PFR and prior to the Closing Date from NJT or MMTA under the NJT Contract or the MMTA Contract;

                     (ii) the Purchase Price shall be increased by an amount equal to the difference between the "Contract Total" as set forth on the Closing PFR and the "Contract Total" as set forth on the Base PFR; and

                     (iii) the Purchase Price shall be decreased by $3,639,202."

                     3. Section 2.8 of the Agreement is hereby amended by adding a new subsection (d) thereto as follows:

                     "(d) Any amounts payable pursuant to Section 2.8(a) shall be paid in cash via wire transfer of immediately available funds to an account designed by the payee."

                     4. Section 4.5 of the Agreement is hereby amended in its entirety as follows:

                     "4.5 Financial Information. AAI has delivered to ALSTOM copies of:

                     (i) the Reference Date PFR;

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                     (ii) the Base PFR; and

                     (iii) the Signing POH.

The Reference Date PFR, the Base PFR and the Signing POH are accurate, complete and correct in all material respects, were derived on a reasonable basis from AAI's books and records (which books and records are maintained in accordance with GAAP) and have been prepared in accordance with AAI's books and records and past practices, applied on a consistent basis."

                     5. Section 4.7(d) of the Agreement is hereby amended in its entirety as follows:

                     "(d) Receivables. All Receivables arose from, and the Receivables existing on the Closing Date will have arisen from, the performance of the NJT Contract and the MMTA Contract and the amounts thereof were properly reflected on the Reference Date PFR and the Base PFR and will be properly reflected on AAI's books and records in accordance with GAAP and consistent with past practice."

                     6. Section 6.5 of the Agreement is hereby amended in its entirety as follows:

                     "6.5 Updated Financial Information. On the Closing Date, AAI shall deliver the Closing PFR to ALSTOM, together with the certificate of the Chief Financial Officer of AAI. On a date as soon as practicable following the Closing (but in no event later than 5 days following the end of the fiscal month of AAI in which the Closing occurs), AAI shall deliver the Post-Closing PFR to ALSTOM, together with the certificate of the Chief Financial Officer of AAI. The Closing PFR and the Post-Closing PFR will be accurate, complete and correct in all material respects, will be derived from AAI's books and records (which books and records are and will be maintained in accordance with GAAP), will be prepared in accordance with AAI's books and records and past practices, applied on a consistent basis, and will be prepared and calculated on the same basis and in the same manner as the Reference Date PFR and the Base PFR."

                     7. Section 6.12 of the Agreement is hereby amended in its entirety as follows:

                     "6.12 CDS. At such time following the Closing as AAI and ALSTOM shall agree, or reasonably promptly upon request from ALSTOM following the Closing, AAI will deliver to ALSTOM possession of the source code for the Central Diagnostic System."

                     8. Article 6 of the Agreement is hereby amended by adding a new Section 6.15 thereto as follows:


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                     "6.15 Turnover of Payments. If after the Closing Date AAI
receives any payment from NJT or MMTA pursuant to the NJT Contract or the MMTA Contract, AAI shall hold such payment in trust for the benefit of ALSTOM and shall as soon as is practicable pay over the same to ALSTOM."

                     9. Article 10 of the Agreement is hereby amended by adding a new Section 10.16 thereto as follows:

                     "10.16 ALSTOM Canada. ALSTOM Canada Inc. ("ACI") is hereby made a party to this Agreement for the purposes set forth in this paragraph. ALSTOM hereby assigns to ACI, and ACI hereby assumes, all of ALSTOM's rights and obligations under this Agreement relating to all Assigned Contracts issued to Canadian Persons (such Assigned Contracts, the "Canadian Contracts"). AAI hereby consents to such assignment and assumption; provided that ALSTOM shall not be released from its obligations with respect thereto. The parties hereto agree that, at Closing, all right, title and interest in and to the Canadian Contracts shall be transferred directly to ACI from AAI, and ACI shall have all rights and obligations under this Agreement with respect to the Canadian Contracts."

                     AAI hereby certifies to ALSTOM that the payments indicated as having been made in the "Total" column of the NJT DBE Report and the "Payment (Cumulative)" column of the MMTA DBE Report attached hereto as Appendix A are true and correct in all material respects.

                     As of the date hereof, AAI certifies there are pending disputes with only two vendors relating to the MMTA Contract and the NJT
Contract: Wabco and TTA.

                     AAI agrees that it shall use the proceeds from payment of the Purchase Price at Closing to pay the outstanding $1,152,841 owed by AAI to ALSTOM Transport S.A. - Villeurbanne Unit ("ATSA") and that immediately after receipt of the Purchase Price at Closing, AAI shall send such outstanding amount to ATSA via wire transfer.

                     ALSTOM agrees that it will not seek an adjustment to the Purchase Price under Section 2.8 of the Agreement with respect to any amounts on the Project Fiscal Report of AAI dated as of July 7, 2002, attached hereto as Appendix B.

                     Except as expressly modified hereby, the Agreement is hereby ratified and confirmed in all respects, and nothing contained herein shall be construed as a waiver by AAI or ALSTOM of any obligation of the other party under the Agreement.

                     This amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflict of law rules other than Section 5-1401 of the New York General Obligations Law.

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                     This amendment may be executed in several counterparts,
each of which shall be deemed to be an original. Delivery of an executed counterpart of this amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this amendment.


                               AAI CORPORATION

                               By: /s/ James H. Perry
                                   ---------------------------------------------
                               Name: James H. Perry
                               Title: Vice President and Chief Financial Officer


                               ALSTOM Transportation Inc.

                               By: /s/ Stephan Rambaud-Measson
                                   ---------------------------------------------
                               Name: Stephan Rambaud-Measson
                               Title: Senior Vice President


                               ALSTOM Canada Inc.

                               By: /s/ Pierre Martin
                                   ---------------------------------------------
                               Name: Pierre Martin
                               Title: President & CEO


                               ALSTOM Canada Inc.

                               By: /s/ Guy Blanchette
                                   ---------------------------------------------
                               Name: Guy Blanchette
                               Title: Corporate Secretary




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